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                                                                    Exhibit 10.5



                         Westborough Office Park
                         1900 West Park Drive
                         Westborough, Massachusetts
                         ("the Building")

                                 FIRST AMENDMENT
                               September 22, 1987

              AMENDMENT REFERENCE DATA EXHIBIT



                  LANDLORD:            WRC Properties Inc.

                  TENANT:              MediQual Systems Inc.

                  PREMISES:            Approximately 15,526 square feet of
                                       Premises Rentable Area located on the
                                       first and second floors of the Building:

                  LEASE TERM
                  COMMENCEMENT
                  DATE:                August 1, 1986

ORIGINAL          LEASE TERM
LEASE DATA        EXPIRATION
                  DATE:                July 31, 1991

                  PREVIOUS
                  LEASE
                  AMENDMENTS:          None

                  EXTENDED
                  TERMINATION
                  DATE:                August 31, 1991

                  EXTENDED
                  TERM BASIC
                  RENT:                Same as the basic rent amount
                                       to be paid for the month of July, 1991.

         WHEREAS, Tenant desires to extend the Term of the above referenced lease (the "Lease"); and

         WHEREAS, Landlord is willing to permit Tenant to extend the Term of the Lease upon the terms hereinafter set forth;

         NOW THEREFORE, the Lease is hereby amended as follows:
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                1. EXTENSION OF TERM OF LEASE The Term of the Lease is extended hereby for a period commencing August 1, 1991 (the day following the expiration of the initial Term of the Lease) and terminating on August 31, 1991. The said extended Term shall be upon the Extended Term Basic Rent and upon all of the other terms and conditions of the Lease.

         The Lease, as amended, is hereby ratified, confirmed and approved in all respects.

         WHEREFORE, the parties have hereunto set their hands and seals as of the date first written above.

                                                 TENANT
                                                   TENANT:
                                                 MEDIQUAL SYSTEMS INC.

         LANDLORD:                               BY:    /s/ W. Denahy
                                                     --------------------
                                                 NAME:  W. DENAHY
                                                 TITLE:

 WRC PROPERTIES, INC.

 730 Third Ave.
 New York, New York 10017
 BY: /s/ Richard J. Usas
     -----------------------
        Richard J. Usas
 TITLE: Assistant Secretary                      DATE SIGNED 9/29/87
 Dated:  10/2 1987